EXHIBIT 23.3


                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-4
(File No. 333-   ) of our report dated February 26, 1997, on our audits of the financial statements of Foamex Capital Corporation. We also consent to the reference to our firm under the caption "Experts".




Philadelphia, Pennsylvania
June 26, 1997